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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 _______________

                                    FORM 8-K
                                 _______________



                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):   July 21, 2005







                                  IVOICE, INC.
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             (Exact name of registrant as specified in its chapter)




NEW JERSEY                           000-29341                        51-0471976
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(State of                           (Commission                (I.R.S. Employer
organization)                       File Number)             Identification No.)




     750 HIGHWAY 34, MATAWAN, NJ                                        07747
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(Address of principal executive offices)                              (Zip Code)




Registrant's telephone number, including area code:      (732) 441-7700
                                                    ----------------------------





Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01    OTHER EVENTS.

     On July 21, 2005, the Registrant issued a press release entitled: "iVoice Sets Record Date for the Distribution of Special Dividend of iVoice Technology, Inc., Deep Field Technologies, Inc and SpeechSwitch, Inc. Class A Common Stock to iVoice Shareholders". The press release announced that the Registrant's Board of Directors set a record date for the previously announced spin-off of its three wholly owned subsidiaries, iVoice Technology, Inc., Deep Field Technologies, Inc. and SpeechSwitch, Inc., through a special dividend of all of the outstanding Class A Common Stock shares of each of iVoice Technology, Inc., Deep Field Technologies, Inc. and SpeechSwitch, Inc., to iVoice's shareholders. Shareholders of record on July 29, 2005 will be entitled to receive the special dividend. The special dividend is expected to be payable on August 5, 2005. However, the distribution of the special dividend is contingent upon the Registration Statements on Form SB-2 of iVoice Technology, Deep Field Technologies, Inc. and SpeechSwitch, Inc. being declared effective by the Securities and Exchange Commission within an adequate time prior to the distribution date to allow for the printing and distribution to shareholders of the stock certificates and prospectus.




ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

c)   Exhibits
     --------

     99.1 Press release dated July 21, 2005 entitled: "iVoice Sets Record Date for the Distribution of Special Dividend of iVoice Technology, Inc., Deep Field Technologies, Inc and SpeechSwitch, Inc. Class A Common Stock to iVoice Shareholders".
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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             IVOICE, INC,



Date:   July 22, 2005                        By: /s/ Jerome R. Mahoney
                                                 ----------------------
                                                 Jerome R. Mahoney
                                                 President, Secretary and
                                                 Chief Executive Officer


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                                INDEX OF EXHIBITS




      99.1 Press release dated July 21, 2005 entitled: "iVoice Sets Record Date for the Distribution of Special Dividend of iVoice Technology, Inc., Deep Field Technologies, Inc and SpeechSwitch, Inc. Class A Common Stock to iVoice Shareholders".